Central Power and Light Company                                                Exhibit 2 (a)
Consolidated Statement of Income  (unaudited)                                   Page 1 of 1

------------------------------------------------------------------------------------------------
                                                                               Twelve Months
                                                                              Ended June 30,
                                                                                   2000
                                                                            --------------------
                                                                                (thousands)

Electric Operating Revenues                                                         $ 1,570,654
                                                                            --------------------

Operating Expenses and Taxes
    Fuel                                                                                459,915
    Purchased power                                                                      94,117
    Other operating                                                                     293,215
    Maintenance                                                                          66,878
    Depreciation and amortization                                                       186,417
    Taxes, other than income                                                             64,983
    Income taxes                                                                        103,438
                                                                            --------------------
                                                                                      1,268,963
                                                                            --------------------

Operating Income                                                                        301,691
                                                                            --------------------

Other Income and (Deductions)                                                             8,328
                                                                            --------------------

Income Before Interest Charges                                                          310,019
                                                                            --------------------

Interest Charges                                                                        115,544
                                                                            --------------------

Extraordinary Loss                                                                       (5,517)

Net Income                                                                              188,958
    Less:  Preferred stock dividends                                                      3,505
   (Loss) on reaquired perferred stock                                                   (2,763)
                                                                            --------------------
Net Income for Common Stock                                                           $ 182,690
                                                                            ====================

Public Service Company of Oklahoma                                             Exhibit 2 (b)
Consolidated Statement of Income  (unaudited)                                   Page 1 of 1

------------------------------------------------------------------------------------------------
                                                                               Twelve Months
                                                                              Ended June 30,
                                                                                   2000
                                                                            --------------------
                                                                                (thousands)

Electric Operating Revenues                                                           $ 790,162
                                                                            --------------------

Operating Expenses and Taxes
    Fuel                                                                                289,913
    Purchased power                                                                      96,928
    Other operating                                                                     120,471
    Maintenance                                                                          45,877
    Depreciation and amortization                                                        75,575
    Taxes, other than income                                                             27,339
    Income taxes                                                                         35,188
                                                                            --------------------
                                                                                        691,291
                                                                            --------------------
Operating Income                                                                         98,871
                                                                            --------------------

Other Income and (Deductions)                                                             2,172
                                                                            --------------------

Income Before Interest Charges                                                          101,043
                                                                            --------------------


                                                                            --------------------
Interest Charges                                                                         40,049
                                                                            --------------------

Net Income                                                                               62,994
  Less:  Preferred stock dividends                                                          213
                                                                            --------------------

Net Income for Common Stock                                                            $ 60,781
                                                                            ====================

Southwestern Electric Power Company                                            Exhibit 2 (c)
Consolidated Statement of Income  (unaudited)                                   Page 1 of 1

------------------------------------------------------------------------------------------------
                                                                               Twelve Months
                                                                              Ended June 30,
                                                                                   2000
                                                                            --------------------
                                                                                (thousands)


Electric Operating Revenues                                                         $ 1,009,640
                                                                            --------------------

Operating Expenses and Taxes
    Fuel                                                                                414,761
    Purchased power                                                                      51,555
    Other operating                                                                     150,180
    Maintenance                                                                          65,191
    Depreciation and amortization                                                       105,689
    Taxes, other than income                                                             44,565
    Income taxes                                                                         35,690
                                                                            --------------------
                                                                                        867,631
                                                                            --------------------

Operating Income                                                                        142,009
                                                                            --------------------

Other Income and (Deductions)                                                            (2,305)
                                                                            --------------------

Income Before Interest Charges                                                          139,704
                                                                            --------------------

Interest Charges                                                                         60,558
                                                                            --------------------

Income Before Extraordinary Item                                                         79,146

Extraordinary loss (net of tax benefit of $1,621)                                        (3,011)
                                                                            --------------------

Net Income                                                                               76,135
    Less: Preferred stock dividends                                                         228
                                                                            --------------------
Net Income for Common Stock                                                            $ 75,907
                                                                            ====================

West Texas Utilities Company                                                   Exhibit 2 (d)
Statement of Income  (unaudited)                                                Page 1 of 1

------------------------------------------------------------------------------------------------
                                                                               Twelve Months
                                                                              Ended June 30,
                                                                                   2000
                                                                            --------------------
                                                                                (thousands)

Electric Operating Revenues                                                           $ 478,152
                                                                            --------------------

Operating Expenses and Taxes
    Fuel                                                                                146,792
    Purchased power                                                                      78,112
    Other operating                                                                      89,721
    Maintenance                                                                          19,051
    Depreciation and amortization                                                        45,698
    Taxes, other than income                                                             25,298
    Income taxes                                                                         16,695
                                                                            --------------------
                                                                                        420,917
                                                                            --------------------
Operating Income                                                                         57,235
                                                                            --------------------

Other Income and (Deductions)                                                              (923)
                                                                            --------------------
Income Before Interest Charges                                                           56,312
                                                                            --------------------

Interest Charges                                                                         23,590
                                                                            --------------------

Income Before Extraordinary Item                                                         32,722
Extraordinary loss (net of tax benefit of $2,941)                                        (5,461)
                                                                            --------------------

Net Income                                                                               27,261
    Less: Preferred stock dividends                                                         104
                                                                            --------------------
Net Income for Common Stock                                                            $ 27,157
                                                                            ====================

Central and South West Services                                                Exhibit 2 (e)
Statement of Income  (unaudited)                                                Page 1 of 1

------------------------------------------------------------------------------------------------
                                                                               Twelve Months
                                                                              Ended June 30,
                                                                                   2000
                                                                            --------------------
                                                                                (thousands)

Operating Expenses and Taxes
    Fuel                                                                                  4,719
    Other operating                                                                     249,164
    Maintenance                                                                           6,934
    Depreciation and amortization                                                        14,338
    Taxes, other than income                                                             10,259
    Income taxes                                                                          1,798
                                                                            --------------------
Operating (Loss)                                                                       (287,212)

Other Income and (Deductions)
    Services rendered to associates                                                     292,701
                                                                            --------------------
Income Before Interest Charges                                                            5,489

Interest Charges
    Interest on long-term debt                                                              177
    Interest on short-term debt and other                                                 5,312
                                                                            --------------------
                                                                                          5,489
                                                                            --------------------

Net Income for Common Stock                                                                $ --
                                                                            ====================